   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 21, 2000.

                                                     REGISTRATION NO. 333-
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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549
                            -----------------------------

                                      FORM S-1
                               REGISTRATION STATEMENT
                                        UNDER
                             THE SECURITIES ACT OF 1933
                            -----------------------------

                                 SCIENT CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                 7379                                94-3288107
   (STATE OR OTHER JURISDICTION OF          (PRIMARY STANDARD INDUSTRIAL                 (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)          CLASSIFICATION CODE NUMBER)               IDENTIFICATION NUMBER)

                          ONE FRONT STREET, 28TH FLOOR
                            SAN FRANCISCO, CA 94111
                                 (415) 733-8200
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
          AREA CODE, OF THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                WILLIAM H. KURTZ
        CHIEF FINANCIAL OFFICER, EXECUTIVE VICE PRESIDENT AND SECRETARY
                               SCIENT CORPORATION
                          ONE FRONT STREET, 28TH FLOOR
                            SAN FRANCISCO, CA 94111
                                 (415) 733-8200
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

             ROBERT V. GUNDERSON, JR., ESQ.                               GREGORY M. GALLO, ESQ.
                  DAVID T. YOUNG, ESQ.                                  PAUL A. BLUMENSTEIN, ESQ.
                 CARLA S. NEWELL, ESQ.                               GRAY CARY WARE & FREIDENRICH LLP
                GUNDERSON DETTMER STOUGH                                   400 HAMILTON AVENUE
          VILLENEUVE FRANKLIN & HACHIGIAN, LLP                         PALO ALTO, CALIFORNIA 94301
                 155 CONSTITUTION DRIVE                                       (650) 833-2000
              MENLO PARK, CALIFORNIA 94025
                     (650) 321-2400

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-93441

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
------

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
------

    If delivery of this prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

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

                                               PROPOSED MAXIMUM     PROPOSED MAXIMUM     PROPOSED MAXIMUM
           TITLE OF EACH CLASS OF                AMOUNT TO BE        OFFERING PRICE          AGGREGATE            AMOUNT OF
        SECURITIES TO BE REGISTERED              REGISTERED(1)          PER SHARE         OFFERING PRICE     REGISTRATION FEE(2)
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Common Stock, $0.001 par value per share....        402,500              $88.00             $35,420,000            $9,351
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

(1) Includes 52,500 shares of common stock which the underwriters have the option to purchase to cover over-allotments, if any.

(2) 2,702,500 shares were registered under Securities Act Registration Statement No. 333-93441, whereby a filing fee of $61,001 was previously paid with such earlier registration statement.
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

                           INCORPORATION BY REFERENCE

     The contents of the Registration Statement on Form S-1, as amended (File No. 333-93441) filed by Scient Corporation and declared effective January 20, 2000 are hereby incorporated by reference.

                                 CERTIFICATION

     The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on January 21, 2000), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours on January 21, 2000.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SAN FRANCISCO, STATE OF CALIFORNIA, ON THIS 21ST DAY OF JANUARY, 2000.

                                      SCIENT CORPORATION

                                      By:        /s/ ROBERT M. HOWE
                                        ----------------------------------------
                                                     Robert M. Howe
                                         President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                   SIGNATURE                                        TITLE                           DATE
                   ---------                                        -----                           ----
               /s/ ROBERT M. HOWE                         President, Chief Executive          January 21, 2000
------------------------------------------------             Officer and Director
                 Robert M. Howe                         (Principal Executive Officer)

                       *                                           Chairman                   January 21, 2000
------------------------------------------------
                 Eric Greenberg

              /s/ WILLIAM H. KURTZ                         Chief Financial Officer,           January 21, 2000
------------------------------------------------           Executive Vice President
                William H. Kurtz                                and Secretary
                                                           (Principal Financial and
                                                             Accounting Officer)

                       *                                           Director                   January 21, 2000
------------------------------------------------
                David M. Beirne

                       *                                           Director                   January 21, 2000
------------------------------------------------
               Frederick W. Gluck

                       *                                           Director                   January 21, 2000
------------------------------------------------
                 Douglas Leone

                       *                                           Director                   January 21, 2000
------------------------------------------------
                 Kenichi Ohmae

            *By: /s/ ROBERT M. HOWE
   ------------------------------------------
                Robert M. Howe,
                Attorney in Fact

                               INDEX TO EXHIBITS

EXHIBIT NO.                              EXHIBIT
-----------                              -------
    1.1*       Form of Underwriting Agreement.
    5.1        Opinion of Gunderson Dettmer Stough Villeneuve Franklin &
               Hachigian, LLP.
   23.1        Consent of PricewaterhouseCoopers LLP, independent
               accountants.
   23.2        Consent of Gunderson Dettmer Stough Villeneuve Franklin &
               Hachigian, LLP. Reference is made to Exhibit 5.1.
   24.1*       Power of Attorney.

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* Incorporated by reference from the Prior Registration Statement.